Exhibit 10.1

[Execution]

AMENDMENT NO. 3 TO credit AGREEMENT

This AMENDMENT NO. 3 TO credit AGREEMENT (the “Amendment”), is dated as of March 18, 2022 and is made by and among INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (“ICD”), SIDEWINDER DRILLING LLC, a Delaware limited liability company (formerly known as ICD Operating LLC, and successor by merger to Patriot Saratoga Merger Sub, LLC) (“ICD Operating”, and together with ICD, each a “Borrower” and collectively, “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for each member of the Lender Group and the Bank Product Providers  (in such capacity, together with its successors and assigns in such capacity, “Agent”) and the Lenders party hereto.

Recitals

Pursuant to that certain Credit Agreement, dated as of October 1, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Borrowers, Agent and Lenders, Lenders have agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement).

Borrowers have requested that Agent and Lenders agree to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.Definitions.
(a)Additional Definitions.  As used herein, the following terms shall have the meanings given to them below and the Credit Agreement and the other Loan Documents are hereby amended to include, in addition and not in limitation, the following definitions:
(i)“Amendment No. 3” shall mean Amendment No. 3 to Credit Agreement, dated March 18, 2022, by and among Agent, Lenders and Borrowers, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(ii)“Amendment No. 3 Effective Date” means March 18, 2022.
(iii)“2026 Notes Documents” means, collectively, the following: (a) the 2026 Notes, (b) the 2026 Notes Indenture, and (c) all agreements, documents and instruments at any time executed and/or delivered in connection therewith.
(iv)“2026 Notes” means the Floating Rate Convertible Senior Secured PIK Toggle Notes due 2026 issued pursuant to the 2026 Notes Indenture.
(v)“2026 Notes Indebtedness” means any Indebtedness incurred under the 2026 Notes Documents.

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(vi)“2026 Notes Indenture” means the Indenture, dated as of March 18, 2022, by and between ICD and the 2026 Notes Trustee (as the same may now exists or may hereafter be amended, restated, refinanced, replaced, extended, renewed or restructured in accordance with the provisions hereof and the terms of the Intercreditor Agreement).
(vii)“2026 Notes Trustee” means U.S. Bank Trust Company National Association, in its capacity as trustee and collateral agent under the 2026 Notes Indenture and the other 2026 Notes Documents, or any successor trustee or collateral agent under the 2026 Notes Documents.
(viii)“Note Priority Collateral” has the meaning specified therefor in the Intercreditor Agreement.
(b)Amendments to Definitions.
(i)The definition of “Change of Control” set forth in the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and replacing it with the following:

“(e) the occurrence of any “Change of Control” (or comparable term) as defined in the 2026 Notes Indenture.”

(ii)The definition of “Excluded Collateral” set forth in the Credit Agreement is hereby amended by deleting the reference therein to “Term Loan Documents” and replacing it with “2026 Notes Documents”.
(iii)The definition of “Excluded Subsidiary” set forth in the Credit Agreement is hereby amended by deleting the reference to “Term Loan Documents” set forth in the last sentence thereof and replacing it with “2026 Notes Documents”.
(iv)The definition of “Intercreditor Agreement” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Intercreditor Agreement’ means the Intercreditor Agreement, dated as of the Amendment No. 3 Effective Date, among Agent and 2026 Notes Agent, as amended, restated or modified from time to time in accordance with its terms.”

(v)The definition of “Maturity Date” set forth in the Credit Agreement is hereby amended by deleting the reference therein to “Term Loan Agreement” and replacing it with “2026 Notes Indenture”.
(vi)The definition of “Permitted Disposition” set forth in the Credit Agreement is hereby amended by deleting the reference to “Term Loan Agreement” in clause (o) thereof  and replacing it with “2026 Notes Indenture”.
(vii)The definition of “Permitted Indebtedness” set forth in the Credit Agreement is hereby amended by deleting clause (m) thereof in its entirety and replacing it with the following:

“(m) Indebtedness evidenced by the 2026 Notes Indenture in an aggregate principal amount not to exceed the amount thereof permitted by the Intercreditor Agreement,”

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(c)Interpretation.  For purposes of this Amendment, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment.
2.Due Authorization; No Conflict.  Section 4.2(b) of the Credit Agreement is hereby amended by deleting the reference therein to “Term Loan Agreement” and replacing it with “2026 Notes Indenture”.
3.Perfected Liens.  Section 4.4(b) of the Credit Agreement is hereby amended by deleting the reference therein to “Term Loan Priority Collateral” and replacing it with “Note Priority Collateral”.
4. 2026 Notes Documents.  Section 4.24 of the Credit Agreement is hereby amended by adding the following new clause (e) at the end thereof:

“(e)  Borrowers have delivered to Agent complete and correct copies of the 2026 Notes Documents, including all schedules and exhibits thereto, executed on the Amendment No. 3 Effective Date.  The execution, delivery and performance of each of the 2026 Notes Documents has been duly authorized by all necessary action on the part of each Loan Party who is a party thereto.  Each 2026 Notes Document is the legal, valid and binding obligation of each Loan Party who is a party thereto, enforceable against each such Loan Party in accordance with its terms, in each case, except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought.”

5.Prepayments and Amendments.  Section 6.6 of the Credit Agreement is hereby amended by:
(a)deleting the reference to “Term Loan Agreement” set forth in clause (a)(i) thereof and replacing it with “2026 Notes Indenture”,
(b)deleting the reference to “[Reserved]” contained in clause (a)(ii) thereof and replacing it with the following: “make any mandatory payments of principal in respect of the 2026 Notes Indebtedness if, as of the date of any such payment, or after giving effect thereto, an Event of Default shall exist,”, and

(c) deleting the reference to “Term Loan Documents” set forth in clause (b)(i) thereof and replacing it with “2026 Notes Documents”.

6.Default under Other Agreements.  Section 8.6 of the Credit Agreement is hereby amended by deleting each reference to “Term Loan Documents” set forth therein and replacing it with “2026 Notes Documents”.
7.Subordination; Intercreditor Agreement.  Section 8.13 of the Credit Agreement is hereby amended by deleting the reference to “Term Loan Agent” set forth in clause (a) thereof and replacing it with “2026 Notes Trustee”.

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8.Collateral Matters.  Section 15.11(a) of the Credit Agreement is hereby amended by (a) deleting the reference therein to “Term Loan Priority Collateral” and replacing it with “Note Priority Collateral” and (b) deleting the reference therein to “Term Loan Documents” and replacing it with “2026 Notes Documents”.
9.No Other Changes.  Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement and the Guaranty and Security Agreement shall remain in full force and effect and shall apply to any Advance thereunder.
10.Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:
(a)Agent shall have received counterparts of this Amendment, duly authorized, executed and delivered by Borrowers;
(b)Agent shall have received, in form and substance satisfactory to Agent, the Intercreditor Agreement, duly executed, authorized and delivered by the 2026 Notes Trustee and the Borrowers;
(c)Agent shall have received, in form and substance satisfactory to Agent, (i) executed copies of the 2026 Notes Documents, duly authorized, executed and delivered by 2026 Notes Trustee and Borrowers and (ii) evidence that the transactions related thereto have consummated and that all of net cash proceeds of the issuance of the 2026 Notes have been received by or on behalf of Borrowers;
(d)Agent shall have received, in form and substance satisfactory to Agent, (i) evidence that the Indebtedness arising from the Term Loan Documents has been repaid in full and (ii) an executed payoff letter in connection with the Term Loan Documents and providing for the release of all Liens related thereto; and
(e)no Default or Event of Default shall exist or have occurred and be continuing, as of the date of this Amendment.
11.Representations and Warranties.  Each Borrower hereby represents and warrants to Agent and Lender as follows:
(a)Such Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by such Borrower and constitute the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable Federal and state bankruptcy and insolvency laws affecting generally the rights of creditors.
(b)The execution, delivery and performance by such Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Borrower, or the articles of incorporation or the by-laws of such Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any

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other material agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.
(c)All of the representations and warranties contained in Section 4 of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date in which case such representations and warranties shall be correct in all material respects as of such earlier date.
(d)No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment.
12.References.  As of the effective date of this Amendment, all references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.
13.No Waiver.  The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or other document held by Agent or any Lender, whether or not known to Agent or any Lender and whether or not existing on the date of this Amendment.
14.Release.  Each Borrower hereby absolutely and unconditionally releases and forever discharges Agent and each member of the Lender Group, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
15.Costs and Expenses.  Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Agent on demand for all costs and expenses incurred by Agent in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel.  Without limiting the generality of the foregoing, Borrower specifically agrees to pay all reasonable fees and disbursements of counsel to Agent for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.  Borrower hereby agrees that Agent may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.
16.Governing Law.  The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.
17.Counterparts.  This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all

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purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of the Agreement.
18.Miscellaneous. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction. For the avoidance of doubt, this Amendment shall be deemed a Loan Document.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWERS:INDEPENDENCE CONTRACT DRILLING INC.

By: /s/ Philip A. Choyce

Name: Philip A. Choyce

Title: Executive Vice President, Chief Financial Officer,

Treasurer and Secretary

SIDEWINDER DRILLING LLC

By: /s/ Philip A. Choyce

Name: Philip A. Choyce

Title: Executive Vice President, Chief Financial Officer,

Treasurer and Secretary

Amendment No. 3 to Credit Agreement

AGENT AND LENDER:WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Agent and Lender

By: /s/ Seth Setterberg

Name:Seth Setterberg

Title:Authorized Signatory

Amendment No. 3 to Credit Agreement